Exhibit 99.1

News

[ONEOK Logo]		[ONEOK Partners Logo]
March 22, 2007		Analyst Contact: Dan Harrison
918-588-7950
Media Contact: Megan Washbourne
918-588-7572

     ONEOK Provides Quarterly Guidance for 2007; ONEOK and ONEOK Partners Reaffirm 2007 Guidance

     TULSA, Okla. – March 22, 2007 -- ONEOK, Inc. (NYSE: OKE) today provided quarterly guidance for 2007. In addition, ONEOK and ONEOK Partners, L.P. (NYSE: OKS) reaffirmed their 2007 earnings guidance in the ranges provided on Nov. 28, 2006.

ONEOK estimates that its 2007 quarterly earnings will be in the ranges listed below:

			ONEOK, Inc.
			2007 Guidance
				Range

		Low			High

First quarter	$		1.31	$		1.41
Second quarter			0.33			0.43
Third quarter			0.09			0.19
Fourth quarter			0.62			0.72

Full Year 2007	$		2.35	$		2.75

     “As anticipated, higher earnings related to more normal weather patterns and the benefit of the Kansas rate case are expected to result in a stronger first quarter 2007 performance, compared with the same period a year earlier,” said John W. Gibson, chief executive officer for ONEOK. “We expect the full-year 2007 results to be in the same ranges we provided last November, based on the current commodity price and operating environment.”

     ONEOK’s 2007 earnings guidance is estimated to be in the range of $2.35 to $2.75 per diluted share.

      ONEOK Partners’ 2007 earnings guidance is estimated to be in the range of $3.06 to $3.46 per unit. ONEOK Partners’ 2007 distributable cash flow is expected to be in the range of $370 million to $404 million, or $3.91 to $4.32 per unit. The average number of units outstanding for 2007 is still expected to be 82.9 million, compared with 73.8 million in 2006.

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ONEOK, Inc. (NYSE: OKE) is a diversified energy company. We are the general partner and own 45.7 percent of ONEOK Partners, L.P. (NYSE: OKS), one of the largest publicly traded limited partnerships, which is a leader in the gathering, processing, storage and transportation of natural gas in the U.S. and owns one of the nation’s premier natural gas liquids (NGL) systems, connecting much of the natural gas and NGL supply in the Mid-Continent with key market centers. ONEOK is among the largest natural gas distributors in the United States, serving more than 2 million customers in Oklahoma, Kansas and Texas. Our energy services operation focuses primarily on marketing natural gas and related services throughout the U.S. ONEOK is a Fortune 500 company.

For information about ONEOK, Inc. visit the Web site: www.oneok.com.

ONEOK Partners, L.P. (NYSE: OKS) is one of the largest publicly traded limited partnerships, and is a leader in the gathering, processing, storage and transportation of natural gas in the U.S. and owns one of the nation’s premier natural gas liquids (NGL) systems, connecting much of the natural gas and NGL supply in the Mid-Continent with key market centers. Its general partner is a wholly owned subsidiary of ONEOK, Inc. (NYSE: OKE), a diversified energy company, which owns 45.7 percent of the overall partnership interest. ONEOK is one of the largest natural gas distributors in the United States, and its energy services operation focuses primarily on marketing natural gas and related services throughout the U.S.

For more information about ONEOK Partners, L.P., visit the Web site: www.oneokpartners.com.

Some of the statements contained and incorporated in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements relate to our anticipated financial performance, management’s plans and objectives for our future operations, our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements in certain circumstances. The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements.

Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this document identified by words such as “anticipate,” “plan,” “estimate,” “expect,” “forecast,” “intend,” “believe,” “projection,” “goal” or other similar phrases.

You should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following:

·	the effects of weather and other natural phenomena on our operations, demand for our services and energy prices;
·	competition from other United States and Canadian energy suppliers and transporters as well as alternative forms of energy;
·	the timing and extent of changes in commodity prices for natural gas, NGLs, electricity and crude oil;
·	impact on drilling and production by factors beyond our control, including the demand for natural gas and refinery-grade crude oil; producers’ desire and ability to obtain necessary permits; reserve performance;
and capacity constraints on the pipelines that transport crude oil, natural gas and NGLs from producing areas and our facilities;
·	risks of trading and hedging activities as a result of changes in energy prices or the financial condition of our counterparties;
·	the timely receipt of approval by applicable governmental entities for construction and operation of our pipelines and other projects and required regulatory clearances;
·	our ability to acquire all necessary rights-of-way permits and consents in a timely manner, to promptly obtain all necessary materials and supplies required for construction, and to construct pipelines without labor or contractor problems;
·	the ability to market pipeline capacity on favorable terms;

·	risks associated with adequate supply to our gathering, processing, fractionation and pipeline facilities, including production declines which outpace new drilling;
·	the mechanical integrity of facilities operated;
·	the effects of changes in governmental policies and regulatory actions, including changes with respect to income taxes, environmental compliance, authorized rates or recovery of gas costs;
·	the results of administrative proceedings and litigation, regulatory actions and receipt of expected clearances involving regulatory authorities or any other local, state or federal regulatory body, including
FERC;
·	actions by rating agencies concerning our credit ratings;
·	the impact of unforeseen changes in interest rates, equity markets, inflation rates, economic recession and other external factors over which we have no control;
·	our ability to access capital at competitive rates or on terms acceptable to us;
·	demand for our services in the proximity of our facilities;
·	the profitability of assets or businesses acquired by us;
·	the risk that material weaknesses or significant deficiencies in our internal control over financial reporting could emerge or that minor problems could become significant;
·	the impact and outcome of pending and future litigation;
·	our ability to successfully integrate the operations of the assets acquired from ONEOK with our current operations;
·	our ability to successfully transfer administrative functions of our interstate pipelines segment from Omaha to Tulsa;
·	performance of contractual obligations by our customers;
·	the uncertainty of estimates, including accruals;
·	our ability to control operating costs; and
·	acts of nature, sabotage, terrorism or other similar acts that cause damage to our facilities or our suppliers’
or shippers’ facilities.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors could also have material adverse effects on our future results. These and other risks are described in greater detail in Item 1A, Risk Factors, in the company’s Annual Report on Form 10-K. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. OKE-FG OKS-FG

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